Exhibit 99.1 STOPPING CLASSICAL COMPLEMENT AT THE START TREATING DISEASES OF THE BODY, BRAIN AND EYE COMPANY PRESENTATION JANUARY 11, 2021Exhibit 99.1 STOPPING CLASSICAL COMPLEMENT AT THE START TREATING DISEASES OF THE BODY, BRAIN AND EYE COMPANY PRESENTATION JANUARY 11, 2021

Disclaimer This presentation contains “forward‐looking” statements about Annexon, Inc. and our industry that involve substantial risks a nd uncertainties. All statements other than statements of historical facts, including statements regarding our clinical and preclinical programs, timing and commencement of future nonclinical studies and clinical trials and research and development programs, timing of clinical results, strategic plans for our business and product candidates, including additional indications which we may pursue, our financial position and anticipated milestones, are forward‐ looking statements. In some cases, you can identify forward looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Forward‐ looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: our history of net operating losses; our ability to obtain necessary capital to fund our clinical programs; the early stages of clinical development of our product candidates; the effects of COVID‐ 19 or other public health crises on our clinical programs and business operations; our ability to obtain regulatory approval of and successfully commercialize our product candidates; any undesirable side effects or other properties of our product candidates; our reliance on third‐ party suppliers and manufacturers; the outcomes of any future collaboration agreements; and our ability to adequately maintain intellectual property rights for our product candidates. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Quarterly Report on Form 10‐ Q for the quarterly period ended September 30, 2020 filed with the Securities and Exchange Commission (SEC) on November 16, 2020 as well as discussions of potential risks, uncertainties and other important factors in our other filings with the SEC. All forward‐ looking statements in this presentation speak only as of the date of this presentation. Except as required by law, we undertake no obligation to publicly update any forward‐ looking statements, whether as a result of new information, future events or otherwise. This presentation concerns drugs that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). These are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2Disclaimer This presentation contains “forward‐looking” statements about Annexon, Inc. and our industry that involve substantial risks a nd uncertainties. All statements other than statements of historical facts, including statements regarding our clinical and preclinical programs, timing and commencement of future nonclinical studies and clinical trials and research and development programs, timing of clinical results, strategic plans for our business and product candidates, including additional indications which we may pursue, our financial position and anticipated milestones, are forward‐ looking statements. In some cases, you can identify forward looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Forward‐ looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: our history of net operating losses; our ability to obtain necessary capital to fund our clinical programs; the early stages of clinical development of our product candidates; the effects of COVID‐ 19 or other public health crises on our clinical programs and business operations; our ability to obtain regulatory approval of and successfully commercialize our product candidates; any undesirable side effects or other properties of our product candidates; our reliance on third‐ party suppliers and manufacturers; the outcomes of any future collaboration agreements; and our ability to adequately maintain intellectual property rights for our product candidates. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Quarterly Report on Form 10‐ Q for the quarterly period ended September 30, 2020 filed with the Securities and Exchange Commission (SEC) on November 16, 2020 as well as discussions of potential risks, uncertainties and other important factors in our other filings with the SEC. All forward‐ looking statements in this presentation speak only as of the date of this presentation. Except as required by law, we undertake no obligation to publicly update any forward‐ looking statements, whether as a result of new information, future events or otherwise. This presentation concerns drugs that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). These are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2

Annexon: Pioneering Classical Complement Therapies to Treat Autoimmune, Neurodegenerative and Ophthalmic Diseases • Blocking upstream complement to stop disease processes at the start • Broad platform potential in orphan and large patient populations in autoimmune, neurodegenerative and ophthalmic diseases • Phase 2 pipeline with 3 drug candidates to deliver near‐ and mid‐ term catalysts • Precision medicine approach leveraging complement and disease biomarkers • Well capitalized with worldwide rights to development and commercialization 3Annexon: Pioneering Classical Complement Therapies to Treat Autoimmune, Neurodegenerative and Ophthalmic Diseases • Blocking upstream complement to stop disease processes at the start • Broad platform potential in orphan and large patient populations in autoimmune, neurodegenerative and ophthalmic diseases • Phase 2 pipeline with 3 drug candidates to deliver near‐ and mid‐ term catalysts • Precision medicine approach leveraging complement and disease biomarkers • Well capitalized with worldwide rights to development and commercialization 3

Demonstrated Leadership Advancing Transformative Therapies Doug Love, Esq. Ted Yednock, Ph.D. President & CEO Chief Scientific Officer Genentech, Amgen, Elan Elan, Prothena, Athena Jennifer Lew Sanjay Keswani, M.D. Michael Overdorf Chief Financial Officer Chief Medical Officer Chief Business Officer Aduro, Dynavax, Ernst & Young Roche, Eli Lilly, Amgen, Eli Lilly Bristol‐ Meyers Squibb 4Demonstrated Leadership Advancing Transformative Therapies Doug Love, Esq. Ted Yednock, Ph.D. President & CEO Chief Scientific Officer Genentech, Amgen, Elan Elan, Prothena, Athena Jennifer Lew Sanjay Keswani, M.D. Michael Overdorf Chief Financial Officer Chief Medical Officer Chief Business Officer Aduro, Dynavax, Ernst & Young Roche, Eli Lilly, Amgen, Eli Lilly Bristol‐ Meyers Squibb 4

Building a Leading Multi-Faceted Complement Company

2020: A Foundational Year

- **$100M Series D** in June and **$263M Nasdaq IPO** in July
- **Robust ANX005 and ANX007 patient data** demonstrating tolerability, full target engagement, biomarker/clinical data
- **Rapidly advancing into multiple Ph2** autoimmune, neurodegenerative and ophthalmic trials
- **Developing innovative next generation drug candidates**
  - ANX009 subcutaneous First-in-Human trial ongoing
  - Follow-on small molecule and monoclonal antibody candidates advancing to IND

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ANNEXON biosciences

Robust Clinical Pipeline of C1q Inhibitors for Body, Brain & Eye

Multiple clinical stage drug candidates with diverse routes of administration

INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 2/3	CURRENT STATUS
ANXOO5 (IV)					
Guillain-Barré Syndrome (GBS)	→	→	→	→	Ph 2/3 Ongoing
Warm Autoimmune Hemolytic Anemia (wAIHA)	→	→			Ph 2 Initiating
Huntington's Disease (HD)	→	→	→		Ph 2 Ongoing
Amyotrophic Lateral Sclerosis (ALS)	→	→			Ph 2 Initiating
ANX007 (IVT)					
Geographic Atrophy (GA)	→	→			Ph 2 Initiating
ANX009 (SubQ)					
Autoimmune	→	→			Ph 1 Ongoing

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ANNEXON biosciences

Significant Catalysts in 2021 and Beyond

Sufficient cash-runway to achieve these milestones

INDICATION	1H 2021	2H 2021	2022	2023
ANX005 (IV)				
Guillain-Barré Syndrome (GBS)	DDI data			Ph2/3 data
Warm Autoimmune Hemolytic Anemia (wAIHA)			Ph2 data	
Huntington's Disease (HD)		Ph2 initial data		
Amyotrophic Lateral Sclerosis (ALS)		Ph2 initial data		
ANX007 (IVT)				
Geographic Atrophy (GA)				Ph2 data
ANX009 (SubQ)				
Autoimmune	Ph1 data		Ph2 data	

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ANNEXON
biosciences

Why C1q and the Classical Complement Pathway?

C1q is key driver of disease processes for indications Annexon has targeted

C1q directly binds to tissue, initiating and anchoring complement in diseases of the body, brain and eye

GBS


C1q

C1q Targeting the Neuromuscular Junction

Halstead, et al. 2004 Brain 127: 2109–2123

HEMOLYTIC ANEMIA


C1q

C1q Targeting Red Blood Cells

C1q bound to antibody coated RBC
Annexon data on file

HUNTINGTON'S


C1q

C1q Targeting Striatal Synapses

Jiao, et al., 2018 Mol Neurodegen 14:45

GEOGRAPHIC ATROPHY


C1q

C1q Targeting Photoreceptor Synapses

C1q bound to photoreceptor cells synapses in aged mice: Annexon data on file

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ANNEXON biosciences

Inhibiting C1q Shuts Down Entire Classical Complement Pathway

Blocks C1q binding to tissues and downstream activation of C4, C3, C5 and C9


Complement Cascade - Amplification
Lectin pathway
Classical Pathway
C1q
C1r C1s
C2
C4
FD,FB
C3
C6-C8
C5
C9
Alternative pathway

Potential Efficacy Advantages

- ✓ **Anti-C1q stops the cascade before it starts**[1]
- ✓ **Shuts down all tissue-damaging components** of classical pathway (C1q, C4, C3, C5, C9)[1]
- ✓ **C1q levels similar to C5, and 10-fold lower than C3**[2]

Potential Safety Advantages

- ✓ **Selectively targets C1q in indications where the classical cascade is a key driver**
- ✓ **Allows normal immune functions** of lectin and alternative complement pathways[1]

9

[1]Data on file; [2]Glovsky, *Ann Allery Asthma Immunol* 2004, 93:513

ANNEXON biosciences

Leveraging Biomarkers to Increase Probability of Clinical Success Measuring objective classical complement and disease markers in patients Right Indication and Optimal Dose and Objective Measures Patient Selection Dosing Regimen of Treatment Effect Target population for initial study – 25% of lupus nephritis patients – 55% of lupus nephritis patients in flare Higher Classical Complement Activation Inhibition of C1q observed in CSF High Dose ANX005 (18-75 mg/kg) in Patients with Lupus Nephritis, at 18-75 mg/kg Led to Significant Early NfL Reduction Particularly Those in Flare (Weeks 2 – 4) * Annexon data on file 10Leveraging Biomarkers to Increase Probability of Clinical Success Measuring objective classical complement and disease markers in patients Right Indication and Optimal Dose and Objective Measures Patient Selection Dosing Regimen of Treatment Effect Target population for initial study – 25% of lupus nephritis patients – 55% of lupus nephritis patients in flare Higher Classical Complement Activation Inhibition of C1q observed in CSF High Dose ANX005 (18-75 mg/kg) in Patients with Lupus Nephritis, at 18-75 mg/kg Led to Significant Early NfL Reduction Particularly Those in Flare (Weeks 2 – 4) * Annexon data on file 10

IMPROVING PATIENT OUTCOMES IN AUTOIMMUNE DISEASES • G u i l l a i n-Barré Syndrome • Warm Autoimmune Hemolytic Anemia 11IMPROVING PATIENT OUTCOMES IN AUTOIMMUNE DISEASES • G u i l l a i n-Barré Syndrome • Warm Autoimmune Hemolytic Anemia 11

GBS, a Destructive Neuromuscular Autoimmune Disease

Severe disease that causes acute paralysis

GUILLAIN-BARRÉ SYNDROME (GBS)

Rare orphan disease:

- **12K patients diagnosed annually in North America/Europe**
- **No approved therapy in the U.S.**

Autoantibody attack on peripheral nerves, triggering complement (C1q) and neurodegeneration

Anti-C1q blocks autoantibody activation of complement and potentially prevents disability



12

ANNEXON biosciences

ANX005 Well-Tolerated, Achieved Full Target Engagement, Reduced NfL and Prevented Disability in GBS Phase 1b Dose-Ranging Trial Full Target Engagement in CSF Significant Early NfL Reduction 28% of High Dose Patients Improved by ≥ 3 pts on at Higher Doses (18-75 mg/kg) (Weeks 2 – 4) GBS-Disability Scale by Wk 8 ANX005 Placebo n=18 n=8 Dose Dependent Decrease High Dose ANX005 (18-75 mg/kg) vs Placebo High Dose ANX005 (18-75 mg/kg) vs Placebo of CSF Free C1q Annexon data on file 13 Free C1q (ng/ml)ANX005 Well-Tolerated, Achieved Full Target Engagement, Reduced NfL and Prevented Disability in GBS Phase 1b Dose-Ranging Trial Full Target Engagement in CSF Significant Early NfL Reduction 28% of High Dose Patients Improved by ≥ 3 pts on at Higher Doses (18-75 mg/kg) (Weeks 2 – 4) GBS-Disability Scale by Wk 8 ANX005 Placebo n=18 n=8 Dose Dependent Decrease High Dose ANX005 (18-75 mg/kg) vs Placebo High Dose ANX005 (18-75 mg/kg) vs Placebo of CSF Free C1q Annexon data on file 13 Free C1q (ng/ml)

Ongoing GBS Phase 2/3 Trial with ANX005

Fast Track and Orphan Drug designations granted

- Placebo (n=~60)
- ANX005 30 mg/kg (n =~60)
- ANX005 75 mg/kg (n =~60)

Single Dose Treatment

- **Randomized, double-blind trial** (N=~180)
- **Primary endpoint:** GBS Disability Scale
- **Patients stratified for baseline muscle strength and time from symptom onset**
- **Data expected 2023**

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ANNEXON biosciences

Targeting Life Threatening RBC Autoantibody Attack in wAIHA

WARM AUTOIMMUNE HEMOLYTIC ANEMIA (wAIHA)

Autoantibodies attack and destroy RBCs, resulting in anemia, can develop rapidly or gradually

- **~30,000 patients globally**
- **No approved therapy in U.S.**

Complement activation amplifies RBC destruction in certain patients

Targeted strategy to select patients who meet specific biomarker criteria of complement activation



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ANNEXON biosciences

Antibody-Mediated Complement Activation in wAIHA Patient Sera – Identifying an Enriched Patient Population ANX005 inhibits complement activation ACTIVITY FULLY INHIBITED BY ANX005 in wAIHA in vitro (n=1) • Detected complementa ‐ ctivating antibodies in 4 of 12 wAIHA patients (literature suggests 20 – 30%) ANX005 • Activity fully inhibited by ANX005 in vitro • Precision medicine approach will enable appropriate patient selection for Phase 2 study 16Antibody-Mediated Complement Activation in wAIHA Patient Sera – Identifying an Enriched Patient Population ANX005 inhibits complement activation ACTIVITY FULLY INHIBITED BY ANX005 in wAIHA in vitro (n=1) • Detected complementa ‐ ctivating antibodies in 4 of 12 wAIHA patients (literature suggests 20 – 30%) ANX005 • Activity fully inhibited by ANX005 in vitro • Precision medicine approach will enable appropriate patient selection for Phase 2 study 16

Planned Phase 2 wAIHA Trial with ANX005 • Open label trial (n= up to 12) • Using Phase 0 ‘feeder’ study to identify/ select patients for Phase 2 ANX005 100 mg/kg 8 weeks Phase 0 at weeks 0 and 1 follow up • Objective endpoints: safety, PK/PD, (n= up to 12) hemolysis markers, improvement in hemoglobin • Plan to initiate 1H 2021 17Planned Phase 2 wAIHA Trial with ANX005 • Open label trial (n= up to 12) • Using Phase 0 ‘feeder’ study to identify/ select patients for Phase 2 ANX005 100 mg/kg 8 weeks Phase 0 at weeks 0 and 1 follow up • Objective endpoints: safety, PK/PD, (n= up to 12) hemolysis markers, improvement in hemoglobin • Plan to initiate 1H 2021 17

TACKLING BLINDNESS IN RETINAL DISEASES • Geographic Atrophy 18TACKLING BLINDNESS IN RETINAL DISEASES • Geographic Atrophy 18

Pioneering Treatment of Complement-Mediated Neurodegeneration

Well-researched role of C1q inhibition to protect against synapse loss and neurodegeneration



Ben Barres, M.D., Ph.D.
Discoverer of C1q Technology
Scientific Co-Founder, Annexon

- Synapse loss is a major driver of neurological disability and blindness
- Precedes loss of neurons
- Correlates with functional loss / cognitive decline



ACTA NEUROPATHOLOGICA COMMUNICATIONS
C1q-targeted inhibition prevents injury in a model of Guillain Barré Syndrome
Science
REPORTS
Complement and microglia mediate early synapse loss in Alzheimer's mouse models nature
ARTICLE
Schizophrenia risk from complex variation of complement component 4
Cell Reports
Article
The Classical Complement Pathway Mediates Microglia-Dependent Remodeling of Spinal Motor Circuits during Development and in Spinal Muscular Atrophy
Subretinal macrophages produce classical complement activator C1q leading to the progression of focal retinal degeneration
MOLECULAR NEURODEGENERATION
Inhibition of C1q / classical complement prevents early dendritic and synaptic degeneration in glaucoma
MOLECULAR NEURODEGENERATION
C1q propagates microglial activation and neurodegeneration in retinal ischemia/reperfusion
Cell
Article
Progranulin Deficiency (model of FTD) Promotes Circuit-Specific Synaptic Pruning by Microglia via Complement Activation
Traumatic Brain Injury in Aged Mice Induces Chronic Microglia Activation, Synapse Loss, and Complement-Dependent Memory Deficits
Zika virus replicates in adult human brain tissue and impairs synapses and memory in mice
Cell Reports
Article
Complement C3 Is Activated in Human AD Brain and Is Required for Neurodegeneration in Mouse Models of Amyloidosis and Tauopathy
Neuron
Article
Changes in the Synaptic Proteome in Tauopathy and Rescue of Tau-Induced Synapse Loss by C1q Antibodies

19

ANNEXON biosciences

Differentiated Neuroprotective Approach for Geographic Atrophy

Targeting up and downstream complement activity associated with retinal nerve loss

GEOGRAPHIC ATROPHY (GA)

Loss of vision due to loss of neurons (photoreceptors)

- **~1 million U.S. patients;** ~5 million worldwide
- **No approved therapies to prevent onset or progression**

Aberrant C1q activity results in neuronal loss

Anti-C1q is **neuroprotective in GA models**



20

ANNEXON biosciences

Intravitreal Administration of Anti-C1q Provides Neuroprotection in a Mouse Model of Photoreceptor Cell Loss / Geographic Atrophy

- **C1q is locally produced in the retina and a key driver of cell loss**
- **Upstream activator of C3**
- **Selective C1q inhibition allows normal function** of lectin and alternative pathway

Intravitreal Administration of ANX007 Protects Photoreceptor Cells and Retinal Function



Anti-C1q Protects Photoreceptor Cells / Retinal Thickness
Protects Retinal Function
Rows of photoreceptor nuclei in ONL
Amplitude (uV) a-wave
*
0
2
4
6
50
100
150
200
Control
ANX007

Jiao,, et al., 2018 Mol Neurodegener 13(1):45

* $p < 0.05$; ** < 0.001

21

ANNEXON biosciences

Intravitreal ANX007 Effectively Inhibits C1q in Phase 1b Patients Full inhibition at low and high doses support monthly or less frequent dosing Free C1q Levels in Aqueous Humor ANX007 DATA SUMMARY • ANX007 well-tolerated at all dose levels • Single intravitreal injection inhibited C1q in aqueous humor for at least 29 days at both low and high doses • Repeat doses, N = 17 D1 = Day 1 (before ANX007 dosing) st D29 = Day 29 (post‐ 1 dose) Annexon data on file 22Intravitreal ANX007 Effectively Inhibits C1q in Phase 1b Patients Full inhibition at low and high doses support monthly or less frequent dosing Free C1q Levels in Aqueous Humor ANX007 DATA SUMMARY • ANX007 well-tolerated at all dose levels • Single intravitreal injection inhibited C1q in aqueous humor for at least 29 days at both low and high doses • Repeat doses, N = 17 D1 = Day 1 (before ANX007 dosing) st D29 = Day 29 (post‐ 1 dose) Annexon data on file 22

Initiating GA Phase 2 Trial with ANX007 in Q1 2021


ANX007 5.0 mg/eye 1x monthly (n=~80)
Sham once monthly (n=~40)
ANX007 5.0 mg/eye every 2mo (n=~80)
Sham every 2 months (n=~40)
6 month Off-treatment follow up
12mo Treatment Period

- **Randomized, double-masked trial** (N= ~240)
- **Primary endpoint:** change in area of geographic atrophy on FAF
- Leveraging experience from related complement trials
- **Data expected 2023**

23

ANNEXON biosciences

TACKLING PATIENT DISABILITY IN DEVASTATING NEURODEGENERATIVE DISEASES • Huntington’s Disease • ALS 24TACKLING PATIENT DISABILITY IN DEVASTATING NEURODEGENERATIVE DISEASES • Huntington’s Disease • ALS 24

Pioneering Classical Complement Approach in Huntington's Disease

Targeting synaptic loss and neuronal death to tackle neurodegeneration

HUNTINGTON'S DISEASE (HD)

Progressive movement disorder, dementia, psychosis

- **~35,000 U.S. patients (Orphan)**
- Subjects have **high** and **sustained NfL** levels

Aberrant C1q activity drives synaptic loss and disability

C1q inhibition protects against synapse loss and neurodegeneration in HD models



25

ANNEXON biosciences

ANX005 Reduced Key Markers of Disease Activity in HD Mice Decreased Complement Activation on Synapses, CSF NfL and Synapse Loss Decreased Complement Decreased Levels of CSF NfL Protection Against Synapse Loss Activation on Synapses Fold-Change in Complement CSF NfL (pg/mL) Fold Change Synapse Number Deposition on Synapses Annexon data on file; Collaboration w/ Dan Wilton and Annexon data on file. Study run in R6/2 model Annexon data on file; Collaboration w/ Dan Wilton and Beth Stevens, Harvard Beth Stevens, Harvard * p < 0.05; ** p < 0.01; **** p < 0.0001 26ANX005 Reduced Key Markers of Disease Activity in HD Mice Decreased Complement Activation on Synapses, CSF NfL and Synapse Loss Decreased Complement Decreased Levels of CSF NfL Protection Against Synapse Loss Activation on Synapses Fold-Change in Complement CSF NfL (pg/mL) Fold Change Synapse Number Deposition on Synapses Annexon data on file; Collaboration w/ Dan Wilton and Annexon data on file. Study run in R6/2 model Annexon data on file; Collaboration w/ Dan Wilton and Beth Stevens, Harvard Beth Stevens, Harvard * p < 0.05; ** p < 0.01; **** p < 0.0001 26

Ongoing HD Phase 2 Trial with ANX005

Leveraging biomarkers to inform next stage of development and future neuro indications

6mo Treatment (n=~24) → 3 month Off-treatment follow up

- **Open label trial** (N= ~24)
- **Objective endpoints:** Safety, C1q target engagement, and NfL reduction from baseline
- Development informed by large natural history cohorts
- **Initial data expected 2H 2021**

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ANNEXON biosciences

Targeting Downstream Neuronal Loss in ALS

Only upstream approach targeting both CNS and PNS aspects of the disease

AMYTROPHIC LATERAL SCLEROSIS (ALS)

Progressive weakness of limb and respiratory muscles

- **~30,000 patients globally (Orphan)**
- **Subjects have high baseline NfL levels**

Aberrant C1q activity potentially drives synaptic/ NMJ loss and disability

Strong preclinical data supporting anti-C1q approach



28

ANNEXON biosciences

C1q Deposition Correlated w/ Muscle Weakness in Mouse Model and Preceded Denervation in ALS Patients; NfL Elevated w/ Disease C1q Levels in NMJ of ALS Mouse C1q Deposition in NMJ of ALS Serum NfL Elevated in ALS Patients a Year Prior to Symptom Onset Model Correlate with Weakness Patients Prior to Denervation ALS Control *** P=0.0003 r=‐ 0.6624 NMJ Muscle Strength (N) Reference ALS animal model: Lee et al., Bahia El Idrissi et al. Journal of Reference ALS patient data: Benatar, et al., (2018) J Neuroinflam 15:171 Neuroinflammation (2016) 13:72 2018, Ann Neurol 84:130 29 C1q LevelsC1q Deposition Correlated w/ Muscle Weakness in Mouse Model and Preceded Denervation in ALS Patients; NfL Elevated w/ Disease C1q Levels in NMJ of ALS Mouse C1q Deposition in NMJ of ALS Serum NfL Elevated in ALS Patients a Year Prior to Symptom Onset Model Correlate with Weakness Patients Prior to Denervation ALS Control *** P=0.0003 r=‐ 0.6624 NMJ Muscle Strength (N) Reference ALS animal model: Lee et al., Bahia El Idrissi et al. Journal of Reference ALS patient data: Benatar, et al., (2018) J Neuroinflam 15:171 Neuroinflammation (2016) 13:72 2018, Ann Neurol 84:130 29 C1q Levels

Planned ALS Phase 2 Trial with ANX005

Leveraging biomarkers to inform next stage of development and future neuro indications

3mo Treatment (n=~24) → 3 month Off-treatment follow up

- Open label trial (N= ~24)
- **Objective endpoints:** Safety, PK/PD, C1q target engagement, and NfL reduction from baseline
- Targeting all forms of ALS
- **Plan** to initiate early 2021
- **Initial data expected 2H 2021**

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ANNEXON biosciences

Potential to Expand Platform Across A Breadth of Diseases

Current indications and future opportunities in both orphan and large patient populations

AUTOIMMUNE

wAIHA (warm Autoimmune Hemolytic Anemia)

- CAD (Cold Agglutin Disease)
- Lupus Nephritis
- Bullous Skin Diseases
- HIT (Heparin Induced Thrombocytopenia)
- Rheumatoid Arthritis
- Crohn's Disease

AUTOIMMUNE / NEURODEGENERATION

GBS (Guillain-Barré Syndrome)

- CIDP (Chronic Idiopathic Demyelinating Polyneuropathy)
- MMN (Multifocal Motor Neuropathy)
- PMS (Progressive Multiple Sclerosis)
- ON (Optic Neuritis)

NEURODEGENERATION

HD (Huntington's Disease)
ALS (Amyotrophic Lateral Sclerosis)

- FTD (Frontal Temporal Dementia)
- SMA (Spinal Muscular Atrophy)
- AD (Alzheimer's Disease)
- TBI (Traumatic Brain injury)

OPHTHALMOLOGY

GA (Geographic Atrophy)

- GLA (Glaucoma)

■ Current Indications

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ANNEXON biosciences

Poised to Drive Value in 2021 and Beyond • Targeting aberrant C1q / classical pathway activation to treat devastating tissue damage in the diseases we’re pursuing • Broad platform potential in orphan and large patient populations in autoimmune, neurodegenerative and ophthalmic diseases • Great momentum and well-resourced to deliver on 2021 priorities § Execute 5 clinical trials § Report initial clinical data from 4 diverse trials § Advance to IND next generation small molecule and mAB drug candidates 32Poised to Drive Value in 2021 and Beyond • Targeting aberrant C1q / classical pathway activation to treat devastating tissue damage in the diseases we’re pursuing • Broad platform potential in orphan and large patient populations in autoimmune, neurodegenerative and ophthalmic diseases • Great momentum and well-resourced to deliver on 2021 priorities § Execute 5 clinical trials § Report initial clinical data from 4 diverse trials § Advance to IND next generation small molecule and mAB drug candidates 32

THANK YOU 33THANK YOU 33